UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2010

SUPATCHA RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-153293	98-0593835
(State or other jurisdiction of	(Commission File Number)	(IRS Employee Identification No.)
incorporation or organization)

1400 16th Street, Suite 400
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 552-0480

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4©)

Item 1.01  Entry into a Material Definitive Agreement.

Supatcha Resources Inc. (the “Company) has entered into an agreement dated November 16, 2010, with The Wallst Bulls Consultant Group, Inc. (“WBCG”) to utilize their vast contacts and extensive processes to provide market awareness for the Company and reach out to the investment communities around the world to form long-term channels of communication and relationships for Supatcha.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1     Consulting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPATCHA RESOURCES, INC.

Date: November 22, 2010	By:	/ s/ Nikolae Yagodka
Nikolae Yagodka
Chief Executive Officer and Director